Exhibit 99.1


March 3, 2005


The Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

     This letter is delivered by Nation Smith Hermes Diamond APC in connection with the filing by Patriot Scientific Corporation with the Securities and Exchange Commission of a Current Report on Form 8-K dated March 3, 2005.

     We have reviewed the contents of Item 4 of such Current Report and agree with the statements contained therein.

     Yours truly,


     /s/ Nation Smith Hermes Diamond APC